Taxes (Details Textual) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Taxes (Textual)
Income tax rate	25.00%
Operating losses	$ 3,298,122	$ 2,182,290
Deferred tax assets	$ 824,531	$ 810,863
Valuation allowance,discription	The Company will not realize these tax benefits. Accordingly, the Company has provided a 100% valuation allowance on deferred tax asset benefits related to net operating losses carry forward to reduce the assets to zero.